Exhibit 4.2
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFICATE TRANSFERABLE IN DALLAS, TEXAS		CUSIP 87258E 10 5 SEE REVERSE FOR CERTAIN DEFINITIONS
[Logo]

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH, OF THE COMMON STOCK OF

TM Century, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

President	DATED: Countersigned Securities Transfer Corporation 2591 Dallas Parkway, Suite 102 Frisco, Texas 75034 By Authorized Signature

Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM	-as tenants in common	UNIF GIFT MIN AC1 - ..............................Custodian......................... (Cust) (Minor) under Uniform Gifts to Minors Act ................................................ (State)
TEN ENT	-as tenants by the entireties
JT TEN	-as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used through not in the above list.

For value received, __________________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________
                                    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____________________________________________________________________________________

____________________________________________________________________________________

______________________________________________________________________________ Shares
of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

____________________________________________________________________________ Attorney,
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________
X______________________________________________
Signature Guaranteed By: _____________________________________ _____________________________________ Banker or Member Firm of a major Stock Exchange	X	NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER

TRANSFER FEE $20.00 per Certificate Issued
Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, Texas 75034